Exhibit 1.1

Check-Cap Ltd.

[•] Units

Each Unit Consisting of One Ordinary Share (NIS 0.20 Nominal Value) and
One-Half of a Series A Warrant to Purchase One Ordinary Share
Together with
[•] Long Term Incentive Warrants to Purchase Ordinary Shares to be Issued with the Units

UNDERWRITING AGREEMENT

          ____________, 2015

Chardan Capital Markets, LLC
As Representative of the
 Several Underwriters
c/o Chardan Capital Markets, LLC
17 State Street, Suite 1600
New York, NY 10004

Ladies and Gentlemen:

Check-Cap Ltd., an Israeli company (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule A hereto (the “Underwriters,” or, each, an “Underwriter”), for whom you are acting as representative (the “Representative”), an aggregate of [•] units (the “Firm Units”) (the respective amounts of the Firm Units to be so purchased by the several Underwriters are set forth opposite their names on Schedule A hereto), and, at the election of the Representative, up to all of the Option Units (as defined below) (the Firm Units and the Option Units that the Underwriters elect to purchaser are herein collectively called the “Units”).  Each Unit consists of one ordinary share, par value NIS 0.20 nominal value, of the Company (each an “Ordinary Share” and collectively, the “Ordinary Shares”) and one-half of a warrant to purchase one Ordinary Share (each a “Series A Warrant” and collectively, the “Series A Warrants”).  Each whole Series A Warrant entitles the holder to purchase one Ordinary Share.  In addition, each purchaser who purchases Units from the Underwriters will receive for each Unit purchased an additional one and one-half of a warrant to purchase one Ordinary Share from the Company (each a “Long Term Incentive Warrant” and collectively, the “Long Term Incentive Warrants”).  The Units, the Ordinary Shares underlying the Units (the “Unit Shares”), the Series A Warrants, the Long Term Incentive Warrants, and the Ordinary Shares issuable upon exercise of the Series A Warrants and the Long Term Incentive Warrants (together, the “Warrant Shares”) are hereinafter referred to collectively as the “Securities.”  The offering and sale of the Securities contemplated by this Underwriting Agreement (this “Agreement”) is referred to herein as the “Offering.”

The Company has granted the Underwriters the option to purchase an aggregate of up to [•] additional Units (the “Option Units”), as may be necessary to cover over-allotments in connection with this Offering.

The Unit Shares and Series A Warrants will trade together as Units only during the first forty-five (45) days of trading, and thereafter, the Units will automatically separate and the Ordinary Shares and Series A Warrants will trade separately, unless Chardan Capital Markets LLC, as Representative, determines that an earlier date is acceptable based upon, among other things, its assessment of the relative strengths of the securities markets and small capitalization companies in general, and the trading pattern of, and demand for, the Company’s securities in particular.  The Long Term Incentive Warrants will not be listed on any national securities exchange or quotation system.

The Company and the Underwriters hereby confirm their agreement as follows:

1.	PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES.

(a)           On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a price of $[•] per Unit (the “Purchase Price”), the respective numbers of Firm Units set forth opposite the names of the Underwriters in Schedule A hereto. The Company will deliver the Firm Units to the Representative for the respective accounts of the several Underwriters, through the facilities of The Depository Trust Company, or, at the election of the Representative, in the form of definitive certificates, in each such case, issued in such names and in such denominations as the Representative may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the Closing Date against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to an account at a bank acceptable to the Representative payable to the order of the Company for the Firm Units sold by them.  The Long Term Incentive Warrants that accompany the Firm Units shall be delivered in the form of definitive certificates, in each such case, issued in such names and in such denominations as the Representative may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the business day preceding the Closing Date.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.  The time and date of the delivery and closing shall be at [____A/P.M.], New York time, on [______], 2015, in accordance with Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The time and date of such payment and delivery are herein referred to as the “Closing Date.”  The Closing Date and the location of delivery of, and the form of payment for, the Firm Units and accompanying Long Term Incentive Warrants may be varied by agreement by and between the Company and the Representative.

(b)           For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Units as contemplated by the Prospectus, the Underwriters may purchase all or less than all of the Option Units.  The price per share to be paid for the Option Units shall be the Purchase Price.  The Company agrees to sell to the Underwriters the number of Option Units specified in the written notice delivered by the Representative to the Company described below and the Underwriters agree, severally and not jointly, to purchase such Option Units.  The option granted hereby may be exercised as to all or any part of the Option Units at any time, and from time to time, not more than forty-five (45) days subsequent to the date of this Agreement.  No Option Units shall be sold and delivered unless the Firm Units previously have been, or simultaneously are, sold and delivered.  The right to purchase the Option Units or any portion thereof may be surrendered and terminated at any time upon notice by the Representative to the Company.  The option granted hereby may be exercised by written notice being given to the Company by the Representative setting forth the number of Option Units to be purchased by the Underwriters and the date and time for delivery of and payment for the Option Units.  Each date and time for delivery of and payment for the Option Units (which may be the Closing Date, but not earlier) is herein called the “Option Closing Date” and shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given.  The Option Closing Date and the Closing Date are herein called the “Closing Dates.”  The Company will deliver the Option Units to the Representative for the respective accounts of the several Underwriters through the facilities of The Depository Trust Company or, at the election of the Representative, in the form of definitive certificates, issued in such names and in such denominations as the Representative may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the Option Closing Date against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to an account at a bank acceptable to the Representative payable to the order of the Company for the Option Units. The Long Term Incentive Warrants that accompany the Option Units shall be delivered in the form of definitive certificates, in each such case, issued in such names and in such denominations as the Representative may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the business day preceding the Option Closing Date. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.  The Company, in the event the Representative elects to have the Underwriters take delivery of definitive certificates instead of delivery from the Company of the certificates through the facilities of The Depository Trust Company, shall make the certificates for the Option Units available to the Representative for examination on behalf of the Underwriters in New York, New York not later than 10:00 A.M., New York Time, at least one (1) full business day prior to the Option Closing Date.  The Option Closing Date and the location of delivery of, and the form of payment for, the Option Units and accompanying Long Term Incentive Warrants may be varied by agreement by the Company and the Representative.

(c)           The Company hereby agrees to issue to the Representative (and/or its designees) on the Closing Date a warrant or warrants (the “Representative’s Warrant”) for the purchase of an aggregate of Ordinary Shares, representing 5% of Units Shares underlying the Firm Units (but excluding the Unit Shares underlying the Option Units). The Representative’s Warrant, in the form attached hereto as Exhibit I shall be exercisable, in whole or in part, commencing on a date which is one (1) year after the effective date of the Registration Statement (hereinafter defined) and expiring on the four-year anniversary of the effective date of the Registration Statement at an initial exercise price per Share equal to the Purchase Price. The Representative’s Warrant and the Ordinary Shares issuable upon exercise thereof are hereinafter referred to together as the “Representative’s Securities.” The Representative understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Representative’s Warrant and the underlying Ordinary Shares during the one hundred eighty (180) days after the effective date of the Registration Statement and by its acceptance thereof shall agree that they will not sell, transfer, assign, pledge or hypothecate the Representative’s Warrant, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of one hundred eighty (180) days following the effective date of the Registration Statement to anyone other than (i) an Underwriter or a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Representative or of any such Underwriter or selected dealer; and only if any such transferee agrees to the foregoing lock-up restrictions.  Delivery of the Representative’s Warrant shall be made on the Closing Date and shall be issued in the name or names and in such authorized denominations as the Representative may request.

2.             REPRESENTATIONS AND WARRANTIES.  The Company represents and warrants to the several Underwriters, as of the date hereof and as of the Closing Dates, and agrees with the several Underwriters that:

(a)           The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement (including all pre-effective amendments thereto) on Form F-1 (File No. 333-201250), including any related prospectus or prospectuses, for the registration of the Securities and the Representative’s Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement (including all pre-effective amendments thereto) have been prepared by the Company in all material respects in conformity with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Rules and Regulations”) and contains or will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Rules and Regulations. Except as the context may otherwise require, such registration statement (as amended) on file with the Commission at the date and time the registration statement is declared effective (including the Preliminary Prospectus (defined below) included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof, as of the date and time the Registration Statement is declared effective, pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations (a “Rule 462(b) Registration Statement”), then after such filing, the term “Registration Statement” shall include such Rule 462(b) Registration Statement. The Registration Statement has been declared effective by the Commission on the date hereof.

Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion, dated [_____], 2015, that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Underwriters for use in the Offering is hereinafter called the “Prospectus.”

“Applicable Time” means [______] [A/P].M., New York time, on the date of this Agreement or such other time as agreed to by the Company and the Representative.

“Israeli Companies Law” means the Israeli Companies Law, 5759-1999, as amended, and the regulations promulgated thereunder.

“Israeli Securities Law” means the Israeli Securities Law, 5728-1968, as amended, and the regulations promulgated thereunder.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

“General Disclosure Package” means any General Use Free Writing Prospectus (defined below) issued at or prior to the Applicable Time, the Pricing Prospectus and the information included on Schedule B hereto, all considered together.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule C to this Agreement.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication (as defined below) that is a written communication within the meaning of Rule 405 of the Rules and Regulations.

A registration statement on Form 8-A (File No. 000-___) in respect of the registration of the Units, the Ordinary Shares and the Series A Warrants under the Exchange Act was filed with the Commission on [____], 2015, such registration statement in the form thereof delivered to the Representative was declared effective by the Commission in such form; no other document with respect to such registration statement has theretofore been filed with the Commission (the “Form 8-A Registration Statement”).

For purposes of this Agreement, all references to the Registration Statement, the Rule 462(b) Registration Statement, the Prospectus, the Form 8-A Registration Statement, or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System or any successor system.

(b)           Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

(c)           Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations.  Each Preliminary Prospectus delivered to the Underwriters in connection with the Offering, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations.

(d)           Neither the Registration Statement nor any amendment thereto, at its effective time, as of the Applicable Time, or at the Closing Dates, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(e)           The General Disclosure Package, as of the Applicable Time and as of the Closing Dates, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus hereto does not conflict with the information contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Pricing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 18.

(f)            Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) or at the Closing Dates, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 18.

(g)           The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act.  The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations.

(h)           From the time of the initial confidential submissions of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communications) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).  “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

(i)            The Company (a) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representative with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act or, to the extent that such Testing-the-Waters Communications were conducted in Israel, only to such Israeli investors listed in the First Addendum to the Israeli Securities Law and in accordance with Israeli law, and (b) has not authorized anyone other than the Representative to engage in Testing-the-Waters Communications.  The Company reconfirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications.  The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule D hereto. “Written Testing-the-Water Communications” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(j)            Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus, complied in all material respects with the Act and, when considered together with the General Disclosure Package as of the Applicable Time, did not, and as of the Closing Dates, will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)           At the time of filing the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto, and at the date hereof, the Company was not, and the Company currently is not, an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations.

(l)            The Company has been duly organized and is validly existing under the laws of the State of Israel, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification except where the failure to be so qualified would not (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”). The Company has not been designated as a “breaching company” (within the meaning of Section 362A of the Israeli Companies Law) by the Registrar of Companies of the State of Israel. The articles of association of the Company comply with Israeli law and are in full force and effect.

(m)           The Company has entered into a warrant agreement (the “Warrant Agreement”) with American Stock Transfer & Trust Company LLC, as warrant agent, with respect to the Series A Warrants and the Long Term Incentive Warrants, substantially in the form filed as an exhibit to the Registration Statement.  This Agreement, the Warrant Agreement and the Representative’s Warrant have been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(n)           The execution, delivery and performance of this Agreement, the Warrant Agreement and the Representative’s Warrant  by the Company, and the consummation of the transactions contemplated hereby and thereby will not (with or without notice or lapse of time or both) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or a Debt Repayment Triggering Event (as defined below) under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the articles of association of the Company or any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, applicable to the Company  having jurisdiction over the Company or any of its properties or assets, except for any such breach, violation, default, termination, cancellation, acceleration, loss, encumbrance, security interest, claim or charge that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

(o)           The Securities and Representative’s Securities have been duly authorized for issuance and sale and, when issued and paid for in accordance with this Agreement, the Warrant Agreement and the Representative’s Warrant, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders, other than to the extent set forth in the Israeli Companies Law; the Securities and Representative’s Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company or such rights shall have been expressly waived in writing; and all corporate action required to be taken for the authorization, issuance and sale of the Securities and the Representative’s Securities has been duly and validly taken. The Securities and the Representative’s Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus. All corporate action required to be taken for the authorization, issuance and sale of the Series A Warrants, the Long Term Incentive Warrants and the Representative’s Warrant has been duly and validly taken; the Warrant Shares issuable upon exercise of the Series A Warrants and the Long Term Incentive Warrants and the Ordinary Shares issuable upon exercise of the Representative’s Warrant have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and when paid for and issued in accordance with the Series A Warrants, the Long Term Incentive Warrants and the Representative’s Warrant, such Warrant Shares and Ordinary Shares will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; other than to the extent set forth in the Israeli Companies Law; and such Warrant Shares and Ordinary Shares are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.

(p)           The Company has an authorized capitalization as set forth under the heading “Capitalization” in the Pricing Prospectus, and all of the issued shares of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal, state and local, including Israeli, securities laws and the Israeli Companies Law, and conform to the description thereof contained in the Registration Statement, General Disclosure Package and the Prospectus.  As of the date of this Agreement, there were [____] ordinary shares, NIS 0.01 per share, of the Company (“Pre-Split Ordinary Shares”) issued and outstanding and [___] preferred shares, NIS 0.01 per share, of the Company (“Pre-Split Preferred Shares”), issued and outstanding, and [___] Pre-Split Ordinary Shares were issuable upon the exercise of options and warrants outstanding as of such date and [___] Pre-Split Preferred Shares, were issuable upon the exercise of warrants outstanding as of such date.  All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s share capital have been duly authorized and validly issued and were issued in compliance with federal, state and local, including Israeli, securities laws and the Israeli Companies Law.  None of the outstanding Ordinary Shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.  There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any share capital of the Company other than those described above or accurately described in the Registration Statement, General Disclosure Package and the Prospectus.  The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the General Disclosure Package and the Prospectus, accurately and fairly present in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

(q)           There is no shareholders’ agreement, voting agreement, investor rights agreement or similar agreement with respect to the Company current in effect, except as disclosed in the Registration Statement, General Disclosure Package and the Prospectus.

(r)            The Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability partnership, limited liability corporation, association or other entity.

(s)           Brightman Almagor Zohar & Co. (the “Auditors”), a member firm of Deloitte Touche Tohmatsu, who have certified certain of the financial statements, together with related notes, filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) as required by the Securities Act.

(t)            The financial statements of the Company, together with related notes as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position and the results of operations and cash flows of the Company, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with International Financial Reporting Standards as adopted by the International Accounting Standards Board (“IFRS”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-IFRS financial measures” comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations, not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.

(u)           Since the date of the most recent financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company, whether or not occurring in the ordinary course of business, (ii) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, and (iii) the Company has not sustained any loss or interference with its business that is material to the Company and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(v)           Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, as applicable, the Company (i) is and at all times has been in compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product currently manufactured or distributed by the Company, including, without limitation, the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the exclusion laws and the statutes of applicable government funded or sponsored healthcare programs, applicable laws pertaining to data privacy, and the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010, the regulations promulgated pursuant to such laws, including, without limitation, where applicable, regulations relating to Good Clinical Practices and Good Laboratory Practices and all other comparable local, state, federal, national, supranational and foreign, including Israeli, laws relating to the regulation of the Company (collectively, the “Applicable Laws”), except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) has not received any written notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting non-compliance with any Applicable Laws or any licenses, exemptions, certificates, approvals, clearances, qualifications, authorizations, permits, registrations and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”), except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) possesses all Authorizations necessary for the operation of its business as currently conducted as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to obtain such Authorizations would not, individually or in the aggregate, have a Material Adverse Effect, and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect; (iv) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened in writing, except as would not, individually or in the aggregate, have a Material Adverse Effect; (v) has not received written notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take action to materially limit, suspend, materially modify or revoke any Authorizations nor, to the Company’s knowledge, is any such limitation, suspension, modification or revocation threatened, except as would not, individually or in the aggregate, have a Material Adverse Effect; (vi) has filed, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission); and (vii) is not a party to any material corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority.

(w)           None of the Company’s product candidates has received marketing approval from the FDA, the Israeli Ministry of Health or any comparable drug regulatory agency outside of the United States or Israel to which it is subject (collectively, the “Regulatory Authorities”). To the Company’s knowledge, all nonclinical studies and clinical trials conducted by or on behalf of or sponsored by the Company, with respect to the Company’s product candidates, including any such studies and trials that are described in the Registration Statement, General Disclosure Package and the Prospectus, or the results of which are referred to in the Registration Statement, the General Disclosure Package and the Prospectus, as applicable (collectively, “Company Trials”), were, and if still pending are, being conducted in all material respects in accordance with all Applicable Laws, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect; the descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of the results of any Company Trials are accurate and complete descriptions in all material respects and fairly present in all material respects the data derived therefrom; the Company has no knowledge of any other studies or trials conducted by or on behalf of or sponsored by the Company, with respect to the Company’s product candidates, not described in the Registration Statement, the General Disclosure Package and the Prospectus, the results of which are materially inconsistent with or call into question the results described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus; the Company is currently in compliance, in all material respects. with all Applicable Laws, the Company has not received, nor does it have knowledge that any of its collaboration partners has received, any written notices, correspondence or other written communications from the Regulatory Authorities or any other governmental agency requiring or threatening the termination, material modification or suspension of Company Trials, other than ordinary course communications with respect to modifications in connection with the design and implementation of such studies or trials. The Company has obtained (or caused to be obtained) the informed consent of each human subject who participated in a Company Trial. To the Company’s knowledge, none of the Company Trials involved any investigator who has been disqualified as a clinical investigator.

(x)            Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary for, or in connection with, the execution and delivery by the Company of this Agreement and the Warrant Agreement and the consummation of the transactions herein contemplated (including, without limitation, the issuance of the Representative’s Securities) has been obtained or made and is in full force and effect, except (A) such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or such additional steps as may be necessary to qualify the Securities for public offering by the Underwriters under state securities or Blue Sky laws and (B) the filing of certain notices with the Registrar of Companies of the State of Israel regarding the issuance of the Securities (and the Representative’s Securities) and the Company becoming a “public company” (within the meaning of the Israeli Companies Law) or the filing of certain information following the Closing Date with the Office of Chief Scientist of the Israeli Ministry of Economy (the “Chief Scientist”) and the Investment Center of the Israeli Ministry of Economy, in each case, in order to satisfy notice and information requirements in connection with and following the consummation of the Offering. No event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, suspension, termination or invalidation of any such authorization or any other impairment of the rights of the holder or maker of any such authorization.  All company approvals (including those of shareholders) necessary for the Company to consummate the transactions contemplated by this Agreement and the Representative’s Warrant have been obtained and are in effect.  Subject to the accuracy of the Underwriters’ representation and warranties and compliance with their obligations under Section 4A of this Agreement, the Company is not required to publish a prospectus in the State of Israel under the laws of the State of Israel with respect to the offer or sale of the Securities (or the Representative’s Securities).

(y)           The Company is not nor with the giving of notice or lapse of time or both, will be, (i) in violation of its articles of association, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound, including any instrument of approval granted to it by the Chief Scientist or (iii) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Company of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or any of its properties or assets, except in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The execution and delivery of this Agreement, the Warrant Agreement and the Representative’s Warrant, and the consummation of the transactions herein and therein contemplated, and the fulfillment of the terms hereof and thereof do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, (ii) the articles of association of the Company, or (iii) any law, order, rule or regulation judgment, order, writ or decree applicable to the Company of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or any of its properties or assets, including any certificates of approval granted to the Company by the Chief Scientist, except in the case of clauses (i) and (iii), for such conflict, breach or default as would not, individually or in the aggregate, have a Material Adverse Effect.

(z)            Assuming that the Underwriters are not otherwise subject to taxation in the State of Israel due to Israeli tax residence, the existence of a permanent establishment in Israel or any substantial activity of such Underwriter in Israel, no stamp or other issuance taxes, no duties and no capital gains, income, or other taxes are payable by or on behalf of the Underwriters, or otherwise imposed on any payments made to the Underwriters, to the State of Israel or to any political subdivision or taxing authority thereof, other than withholding taxes (unless a valid and applicable certificate of exemption from withholding of Israeli tax has been timely provided), in connection with (1) the execution, delivery or performance of this Agreement or the Warrant Agreement by the Company or (2) the issuance, sale or delivery of the Units to be issued and sold by the Company to or for the respective accounts of the Underwriters as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and pursuant to the terms of this Agreement.

(aa)         Neither the Company nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the State of Israel.

(bb)         Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company (i) holds all licenses, registrations, certificates and permits from governmental authorities (collectively, “Governmental Licenses”) which are necessary to the conduct of its business, (ii) is in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, and (iii) has not received any written or other notice of proceedings relating to the revocation or modification of any Governmental License. All of the Governmental Licenses of the Company are valid and in full force and effect. The Company has not received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect. The Company has not received any notice denying, revoking or modifying any “benefited enterprise” status with respect to any of the Company’s facilities or operations or with respect to any grants or benefits from the Chief Scientist or the Israeli Tax Authority (including, in all such cases, notice of proceedings or investigations related thereto). All information supplied by the Company with respect to the applications or notifications relating to such “benefited enterprise” status and to grants and benefits from the Chief Scientist and/or the Israeli Tax Authority was true, correct and complete in all material respects when supplied to the appropriate authorities.

(cc)         The Company is not and, after giving effect to the offering of the Securities and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(dd)         Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.  In addition, the Company has not engaged in any form of solicitation, advertising or other action constituting an offer or a sale under the Israeli Securities Law in connection with the transactions contemplated hereby which would require the Company to publish a prospectus in the State of Israel under the laws of the State of Israel. All grants and issuances of the Company’s securities were made in compliance with the Israeli Securities Law and the Israeli Companies Law. Without limiting the generality of the preceding sentence, all grants and issuances of the Company’s securities to its employees were made pursuant to the Company’s employee share option plans disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and in accordance with the Israeli Securities Law.

(ee)         To the knowledge of the Company, the Company owns or possesses the valid  right to use all (i) valid and enforceable patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses,  trade secret rights (collectively, “Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trademarks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, “Intellectual Property Assets”) necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the Registration Statement, the General Disclosure Package and the  Prospectus, except where the failure to own or possess such rights would not, individually or in the aggregate, have a Material Adverse Effect.  The Company has not received any opinion from its legal counsel concluding that any activities of its business infringes, misappropriates, or otherwise violates, valid and enforceable Intellectual Property Rights of any other person, and has not received written notice of any challenge, which is to its knowledge still pending, by any other person to the rights of the Company with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company, except as part of patent prosecution procedures.  To the knowledge of the Company, the Company’s business as now conducted does not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person.  All licenses for the use of the Intellectual Property Rights described in the Registration Statement, the General Disclosure Package and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms.  The Company has complied in all material respects with, and is not, to the best of its knowledge, in breach nor has it received any asserted or threatened claim of breach of any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license, except such as would not, individually or in the aggregate, have a Material Adverse Effect.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person.  The Company has taken reasonable steps to protect, maintain and safeguard its Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements.  The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company's right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted.  The Company has at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company's business, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect.  No claims have been asserted or threatened against the Company alleging a violation of any person's privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company's business.  The Company takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse.  The Company has taken commercially reasonable steps to obtain ownership of all works of authorship and inventions made by its employees, consultants and contractors during the time they were employed by or under contract with the Company and which relate to the Company’s business. All founders and key employees have signed confidentiality and invention assignment agreements with the Company.

(ff)           The Company has good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company, free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and all of the leases and subleases material to the business of the Company, and under which the Company holds properties described in the Registration Statement, the General Disclosure Package and the Prospectus, are in full force and effect, and the Company has received no written notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company to the continued possession of the leased or subleased premises under any such lease or sublease.

(gg)         No labor disturbance by or dispute with employees of the Company exists or, to the knowledge of the Company, is contemplated or threatened. No labor dispute with the employees of the Company exists nor, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect.

(hh)         Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has no employees in the United States and does not maintain, sponsor or contribute to any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to ERISA.

(ii)           Except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: (i) the Company has complied and is in compliance, in all material respects, with all applicable federal, state, local, foreign, including Israeli, and international laws (including the common law), statutes, rules, regulations, orders, judgments, decrees or other legally binding requirements of any court, administrative agency or other governmental authority relating to pollution or to the protection of the environment, natural resources or human health or safety, or to the manufacture, use, generation, treatment, storage, disposal, release or threatened release of hazardous or toxic substances, pollutants, contaminants or wastes, or the arrangement for such activities (“Environmental Laws”) except for any  such noncompliance as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) the Company has obtained and is in compliance, in all material respects, with all permits, licenses, authorizations or other approvals required of them under Environmental Laws to conduct its business and is not subject to any action to revoke, terminate, cancel, limit, amend or appeal any such permits, licenses, authorizations or approvals; (iii) the Company is not a party to any judicial or administrative proceeding (including a notice of violation) under any Environmental Laws (a) to which a governmental authority is also a party and which involves potential monetary sanctions, unless it could reasonably be expected that such proceeding will result in monetary sanctions of less than $100,000, or (b) which is otherwise material; and no such proceeding has been threatened in writing or is known to be contemplated; (iv) the Company has not received written notice nor is otherwise aware of any pending or threatened material claim or potential liability under Environmental Laws in respect of its past or present business, operations (including the disposal of hazardous substances at any off-site location), facilities or real property (whether owned, leased or operated) or on account of any predecessor or any person whose liability under any Environmental Laws it has agreed to assume; and the Company is not aware of any facts or conditions that could reasonably be expected to give rise to any such claim or liability; and (v) the Company is not aware of any matters regarding compliance with existing or reasonably anticipated Environmental Laws, or with any liabilities or other obligations under Environmental Laws (including asset retirement obligations), that could reasonably be expected to have a Material Adverse Effect.

(jj)           The Company (i) has timely filed all necessary Israeli, federal, state, local and foreign tax returns, and all such returns were true, complete and correct, and no issues have been raised (and are currently pending ) by any taxing authority in connection with any such tax returns, (ii) has paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (jj), that would not, singularly or in the aggregate, have a Material Adverse Effect.  The Company has not engaged in any transaction which is a corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority.  The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since December 31, 2013 the Company has not incurred any liability for taxes other than in the ordinary course.  The term “tax returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect of all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, licenses, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatsoever, with any interest and any penalties, additions to tax, or additional amounts with respect thereto.

(kk)         The Company carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.  The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.  All policies of insurance owned by the Company are, to the Company’s knowledge, in full force and effect and the Company is in compliance with the terms of such policies in all material respects.  The Company has not received any written notice from an insurer, agent of such insurer or the broker of the Company that any material capital improvements or any other material expenditures (other than premium payments) are required or necessary to be made in order to continue such insurance.  The Company does not insure risk of loss through any captive insurance, risk retention group, reciprocal group or by means of any fund or pool of assets specifically set aside for contingent liabilities other than as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(ll)           The Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no material weaknesses in the Company’s internal control over financial reporting, and there has been no change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus. The Company’s auditors and the board of directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(mm)       The Company has made and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company in all material respects.

(nn)         The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations under the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(oo)         The minute books of the Company have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a complete summary in all material respects of all meetings and actions of the board of directors (including each board committee) and shareholders of the Company (or analogous governing bodies and interest holders, as applicable), since the time of its organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

(pp)         No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders (or analogous interest holders), customers or suppliers of the Company or any of its affiliates on the other hand, which is required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and which is not so described.

(qq)         No person or entity has the right to require registration of Ordinary Shares or other securities of the Company because of the filing or effectiveness of the Registration Statement, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no persons with registration rights or similar rights to have any securities registered by the Company under the Securities Act.

(rr)           The Company does not own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(ss)         Except for this Agreement, the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units or any transaction contemplated by this Agreement, the Registration Statement, the General Disclosure Package or the Prospectus.

(tt)           The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

(uu)         All grants of options were validly issued and properly approved by the board of directors of the Company (or a duly authorized committee thereof) in material compliance with all applicable laws and regulations and recorded in the Company’s financial statements in accordance with IFRS and, to the Company’s knowledge, no such grants involved “back dating,” “forward dating” or similar practice with respect to the effective date of grant.

(vv)         Since the date as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus through the date hereof, and except as set forth in the Pricing Prospectus, the Company has not (i) issued or granted any securities other than options to purchase Ordinary Shares pursuant to the Company’s 2006 Unit Option Plan, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction other than in the ordinary course of business or (iv) declared or paid any dividend on its share capital.

(ww)        No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(xx)          The Securities have been approved for listing subject to notice of issuance on the Exchange.  A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Exchange Act.

(yy)         The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 , as amended, and the rules and regulations promulgated by the Commission and the Exchange thereunder (collectively, the “Sarbanes-Oxley Act”)   that are in effect and with which the Company is required to comply (including Section 402 related to loans) and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act which will become applicable to the Company. There are no outstanding personal loans made, directly or indirectly, by the Company to any director or executive officer of the Company.

(zz)          The Company has taken all necessary actions to ensure that, upon and at all times after the Exchange shall have approved the Securities for listing it will be in compliance with all applicable corporate governance requirements set forth in the  rules of the Exchange that are then in effect.

(aaa)       Neither the Company nor any director, or officer, nor, to the Company’s knowledge, any agent, employee, affiliate or other person associated with or acting on behalf of the Company: (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity: (ii) has made any direct or indirect unlawful contribution or payment to any official of, or candidate for, or any employee of, any federal, state, Israeli or foreign office from corporate funds; (iii) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment; or (iv) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the OECD Convention on Bribery of Foreign Public Officials in International Business Transactions (“OECD Convention”), the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or any similar law or regulation to which the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company is subject. The Company has conducted its business in compliance with the FCPA and any applicable similar law or regulation and has instituted and maintains policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. The foregoing representation and warranty shall also be deemed given regarding laws of non-U.S. jurisdictions similar to the FCPA, including, without limitation, Sections 291 and 291A of the Israel Penal Law, 5737-1977 and the rules and regulations thereunder.

(bbb)      There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Rules and Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the Registration Statement, the General Disclosure Package and the Prospectus which have not been described as required.

(ccc)       There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company, or any of their respective family members, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.  All transactions by the Company with office holders or control persons of the Company have been duly approved by the board of directors of the Company, or duly appointed committees or officers thereof, if and to the extent required under Applicable Laws.

(ddd)      The statistical and market related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects, and such data agree with the sources from which they are derived.

(eee)       The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Currency and Foreign Transactions Reporting Act of 1970, as amended, Israel Prohibition on Money Laundering Law, 5760-2000 and the Israel Prohibition on Funding of Terrorism Law, 5765-2005 and the regulations and decrees promulgated thereunder, the applicable money laundering statutes of jurisdictions where the Company conducts business, the applicable rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(fff)         Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or representative of the Company is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury and the Foreign and Commonwealth Office of the United Kingdom (“HMT”), or any similar sanctions imposed by any other body, governmental or other, to which the Company is subject (collectively, “other economic sanctions”); and the Company will not directly or indirectly use the proceeds of the offering of the Units hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any sanctions administered by OFAC, UNSC, the European Union, HMT or other economic sanctions.

(ggg)      The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur on the Closing Dates, will not be Insolvent (as defined below).  For purposes of this Section 3(hhh), “Insolvent” means, with respect to any person, (i) the present fair saleable value of such person's assets is less than the amount required to pay such person's total indebtedness, (ii) such person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(hhh)      There are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to the Representative or the sale of the Units hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Underwriters’ compensation, as determined by FINRA.

(iii)           Except as disclosed to the Representative in writing during the 180-day period prior to the initial submission of the Registration Statement to the Commission, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the Commission or thereafter.

(jjj)           None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or any affiliate or associate of any participating FINRA member, except as specifically authorized herein.

(kkk)       To the Company’s knowledge, no (i) officer or director of the Company, (ii) owner of 5% or more of the Company’s unregistered securities or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the date on which the Registration Statement was filed with the Commission, has any direct or indirect affiliation or association with any FINRA member.  The Company will advise the Representative and its counsel if it becomes aware that any officer, director or shareholder of the Company is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

Any certificate signed by or on behalf of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

3.	FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters:

(a)           To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representative and file such Rule 462(b) Registration Statement with the Commission by 10:00 P.M., New York time, on the date hereof, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Rules and Regulations; to prepare the Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second business (2nd) day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; to notify the Representative immediately of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statement, the General Disclosure Package or to the Prospectus to which the Representative shall reasonably object by notice to the Company after a reasonable period to review; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rules 433(d) or 163(b)(2) of the Rules and Regulations, as the case may be; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its commercially reasonable efforts to obtain the withdrawal of such order.

(b)           The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) the completion of the distribution of the Firm Units within the meaning of the Securities Act and (b) completion of the Lock-Up Period (as defined below).

(c)           If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(d)           The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not, make any offer relating to the Units that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations unless the prior written consent of the Representative has been received (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule C hereto.  The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) of the Rules and Regulations a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.  The Company will satisfy the condition in Rule 433 of the Rules and Regulations to avoid a requirement to file with the Commission any electronic road show.

(e)           If at any time prior to the expiration of nine (9) months after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, when a prospectus relating to the Securities is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made when the Prospectus is delivered (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations), not misleading, or if it is necessary at any time to amend or supplement any Registration Statement or the Prospectus to comply with the Securities Act, that the Company will promptly notify the Representative thereof and upon its request will prepare an appropriate amendment or supplement in form and substance satisfactory to the Representative which will correct such statement or omission or effect such compliance and will use its commercially reasonable efforts to have any amendment to any Registration Statement declared effective as soon as possible.  The Company will furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of such amendment or supplement.  In case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) relating to the Securities nine (9) months or more after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, the Company upon the request of the Representative will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act and deliver to such Underwriter as many copies as such Underwriter may request of such amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

(f)           If the General Disclosure Package is being used to solicit offers to buy the Units at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package.

(g)           If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.  The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 18).

(h)           To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of each of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(i)            To deliver promptly to the Representative in New York City such number of the following documents as the Representative shall reasonably request:  (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (i) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), and (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (i) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement).

(j)            To make generally available to its shareholders, an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158), and to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and any consolidated subsidiaries certified by independent public accountants), and as soon as possible after each six month period following each fiscal year end (beginning with the first six month period following the first fiscal year end after the effective date of such Registration Statement), an interim balance sheet and income statement of the Company and any consolidated subsidiaries as of the end of the Company’s second quarter.

(k)           To take promptly from time to time such actions as the Representative may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Representative may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of Units in such jurisdictions; provided that the Company shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

(l)            Upon request, during the period of five (5) years from the date hereof, to deliver to each of the Underwriters, (i) as soon as they are available, copies of all reports or other communications furnished to shareholders, and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange on which the Securities are listed.  However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriters.

(m)           That the Company will not, for a period of one hundred eighty (180) days from the date of this Agreement, (the “Lock-Up Period”) without the prior written consent of the Representative, directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, other than the Company’s sale of the Securities hereunder and the issuance of options to acquire Ordinary Shares pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Prospectus and the issuance of Ordinary Shares pursuant to the valid exercises of options, warrants or rights outstanding on the date hereof. The Company will cause each officer, director and shareholder listed in Schedule E to furnish to the Representative, prior to the Closing Date, a letter, substantially in the form of Exhibit II hereto.  The Company also agrees that during such period, other than for the sale of the Securities hereunder, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, except for a registration statement on Form S-8 relating to employee benefit plans.

(n)           If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in a lock-up letter described in Section 3(m) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit III hereto through a major news service at least two business days before the effective date of the release or waiver.

(o)           To supply the Representative with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the Securities Act or any of the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(p)           Prior to the Closing Dates, to furnish to the Representative, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement, the General Disclosure Package and the Prospectus that have been prepared by the Company.

(q)           For a period of forty (40) days, commencing on the date of this Agreement, the Company agrees  not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative (which consent will not be unreasonably withheld, conditioned or delayed), unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(r)            Until the Representative shall have notified the Company of the completion of the resale of the Securities, that the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities.

(s)           Not to take any action prior to latest of the Closing Dates which would require the Prospectus to be amended or supplemented pursuant to Section 3(e).

(t)           To at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

(u)           To maintain, at its expense, a registrar and transfer agent for the Securities acceptable to the Representative (the “Transfer Agent”). The Representative acknowledges that American Stock Transfer & Trust Company is acceptable to the Representative to act as Transfer Agent for the Securities.

(v)           As of the date of this Agreement, the Company shall retain an independent registered public accounting firm reasonably acceptable to the Representative, and the Company shall continue to retain a nationally recognized independent registered public accounting firm for a period of at least three (3) years after the date of this Agreement.  The Representative acknowledges that the Auditors are acceptable to the Representative.

(w)           As of the date of this Agreement, the Company shall have retained a financial public relations firm reasonably acceptable to the Representative and the Company, which shall initially be Lazar Partners Ltd. , which firm shall be experienced in assisting issuers in initial public offerings of securities and in their relations with their security holders, and shall retain such firm or another firm reasonably acceptable to the Representative for a period of not less than two (2) years after the Effective Date.

(x)            To apply the net proceeds from the sale of the Units as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds,” and except as disclosed in the General Disclosure Package, the Company does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.  The Company shall manage its affairs and investments in such a manner as not to be or become an “investment company” within the meaning of the Investment Company Act and the rules and regulations thereunder.

(y)           To use its commercially reasonable efforts to list, subject to notice of issuance, and to maintain the listing of the Securities on the NASDAQ Capital Market (the “Exchange”).

(z)            To use its commercially reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to each of the Closing Dates and to satisfy all conditions precedent to the delivery of the Securities.

(aa)         Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Securities (the “License”); provided, however that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(bb)         Provided that the Firm Units are sold in accordance with the terms of this Agreement, Chardan Capital Markets, LLC (“Chardan”) shall have an irrevocable right of first refusal (the “Right of First Refusal”), for a period of twenty-four (24) months from the date of effectiveness of the Offering, to act as lead underwriter or book-running manager or placement agent for each and every future public and private equity and debt offerings of the Company, or any successor to or any subsidiary of the Company (each, a “Subject Transaction”) on any U.S. stock exchange during such twenty-four (24) month period, according to the mechanism to be agreed upon by Chardan and the Company. The Company shall notify Chardan of its intention to pursue a Subject Transaction, including the material terms thereof, by providing written notice thereof by registered mail or overnight courier service addressed to Chardan.  If Chardan fails to exercise its Right of First Refusal with respect to any Subject Transaction within ten (10) Business Days after the mailing of such written notice, then Chardan shall have no further claim or right with respect to the Subject Transaction. Chardan may elect, in its sole and absolute discretion, not to exercise its Right of First Refusal with respect to any Subject Transaction; provided that any such election by Chardan shall not adversely affect Chardan’s Right of First Refusal with respect to any other Subject Transaction.  The terms and conditions of any such engagements shall be set forth in separate agreements and may be subject to, among other things, satisfactory completion of due diligence by Chardan, market conditions, the absence of a material adverse change to the Company’s business, financial condition and prospects, approval of Chardan’s internal committee and any other conditions that Chardan may deem appropriate for transactions of such nature.  Notwithstanding the foregoing, in the event that Chardan elects to exercise its Right of First Refusal and acts as an underwriter or a placement agent (as the case may be) (i) in the event the Subject Transaction involves a public sale of securities on any stock exchange (excluding Israel and Europe), Chardan shall be entitled to receive a title of not less than “bookrunner” for the Subject Transaction (and included on the cover of the prospectus) and as its compensation at least 35% of the compensation payable to the underwriting group when serving as book-running manager with respect to the Subject Transaction and (ii) in the event the Subject Transaction involves a private sale of securities (excluding Israeli and European investors), Chardan shall be entitled to receive a title of not less than “co-placement agent” for the Subject Transaction and as its compensation at least 2% of the placement fee (i.e., any compensation) payable to the placement agent group when serving as co-placement agent with respect to the Subject Transaction.  It is hereby clarified that the Right of First Refusal shall not apply with respect to any public or private offering conducted in Israel and Europe (including by means of private investment in public equity).

(cc)         If the Representative permits separation of Units and separate trading of the Shares and Series A Warrants prior to [_____], 2015, the Company shall issue a press release and file a Current Report on Form 6-K with the Commission announcing when such separate trading will begin.

4.	PAYMENT OF EXPENSES.

(a)           The Company agrees to pay, or reimburse if paid by any Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated:  (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the registration of the Securities under the Securities Act and the Exchange Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto, and the costs of printing, reproducing and distributing the “Agreement Among Underwriters” between the Representative and the Underwriters, the Master Selected Dealers’ Agreement, the Underwriters’ Questionnaire, this Agreement, any blue sky surveys and any closing documents by mail, telex or other means of communications; (d) the fees and expenses incurred in connection with securing any required review by FINRA of the terms of the sale of the Securities and any filings made with FINRA; (e) any applicable listing fees; (f) all fees, expenses and disbursements relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of “blue sky” counsel, it being agreed that such fees and expenses will be limited to: (i) if the Offering is commenced on the Nasdaq Stock Market or the NYSE MKT, the Company will not be required to make any payment for “blue sky” counsel, or (ii) if the Offering is commenced on the Over the Counter Bulletin Board, the Company will make a payment of up to $5,000 to such counsel upon the commencement of “blue sky” work by such counsel and an additional payment of $5,000 on the Closing Date); (g) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as the Representative may reasonably designated; (h) the cost of preparing, printing  and delivering stock certificates; (i) all fees and expenses of the registrar and transfer agent of the Securities; (j) all fees and expenses of the public relations firm referred to in Section 3(w); (k) Company expenses incurred in connection with the “road show,” including, without limitation, the costs of recording and hosting on the Internet of the Company’s road show presentation and travel and lodging expense associated with such trips, (l) all reasonable fees, expenses and disbursements relating to background checks of the Company’s officers and directors in an amount not to exceed $5,000 per individual and $20,000 in the aggregate, (m) up to $16,000 for the Representative’s use of i-Deal’s book-building, prospectus tracking and compliance software for the Offering; (n) up to $20,000 of the Underwriters’ actual costs and expenses incurred in connection with the road show; and (o) all other reasonable costs and expenses incident to the Offering of the Securities or the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel, the Company’s independent accountants and the Company’s other agents and representatives); provided that, except to the extent otherwise provided in this Section 4 and in Sections 8 and 9, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the resale of any Securities by them and the expenses of advertising any offering of the Securities made by the Underwriters.   The Company shall promptly reimburse the Underwriters, upon request, their reasonable out-of-pocket costs and expenses incurred in connection with their rendering services under this Agreement (including fees and expenses relating to due diligence, fees and expenses of the Underwriters’ legal counsel, and the fees and expenses of any other independent experts retained by the Representative) (exclusive of any amounts due to the Underwriters pursuant to Section 6 hereof); provided, however, that (i) any single expense in excess of $5,000 shall be approved by the Company in writing prior to the incurrence thereof; and (ii) the aggregate reimbursement amount pursuant to this Agreement shall not exceed $250,000.  The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriters.

(b)           The Company agrees to pay to the Representative a structuring fee of $100,000 upon the closing of the Offering.

4A.          COMPLIANCE WITH ISRAELI SECURITIES LAWS.  Each Underwriter hereby severally represents, warrants and covenants that it has not offered or sold and will not offer or sell any Units to offerees in Israel, other than to investors listed on the First Addendum to the Israeli Securities Law (“Israeli Qualified Investors” and the “First Addendum”); provided further that as a prerequisite to the offer or sale of Units by the Underwriters to Israeli Qualified Investors, each of them shall be required to submit written confirmation to the Underwriters and the Company that such investor (a) is an entity or person listed in the First Addendum and complies with each requirement set forth therein and applicable thereto; and (b) is acquiring the Units being offered to it for investment not with a view to, or for the resale in connection with, any distribution thereof in Israel other than in accordance with the Israeli Securities Law.

5.             CONDITIONS OF UNDERWRITERS’ OBLIGATIONS.  The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and as of the Applicable Time and on such Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)           The Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of any Registration Statement or any part thereof, preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and no injunction, restraining order or order of any nature by a federal or state or Israeli court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities or the Representative’s Securities, and all requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representative; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus and the Prospectus shall have been filed with, the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 3(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(b)           None of the Underwriters shall have discovered and disclosed to the Company on or prior to such Closing Date that any Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c)           All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Securities, the Registration Statement, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)           The Representative shall have received an opinion and 10b-5 statement from Loeb & Loeb LLP,  U.S. securities counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representative and previously agreed upon with counsel for the Underwriters.

(e)           The Representative shall have received an opinion and 10b-5 statement from Fischer Behar Chen Well Orion & Co., Israeli counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representative and previously agreed upon with counsel for the Underwriters.

(f)            The Representative shall have received an opinion and 10b-5 statement from Hogan Lovells US LLP, regulatory counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representative and previously agreed upon with counsel for the Underwriters.

(g)           The Representative shall have received an opinion and 10b-5 statement from Soroker-Agmon, intellectual property counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representative and previously agreed upon with counsel for the Underwriters.

(h)           The Representative shall have received an opinion and 10b-5 statement from Reed Smith LLP, U.S. counsel for the Underwriters, dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)            The Representative shall have received an opinion and 10b-5 statement from Amit, Pollak, Matalon & Co., Israeli counsel for the Underwriters, dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j)            At the time of the execution of this Agreement, the Representative shall have received from the Auditors a letter, addressed to the Underwriters, executed and dated such date, in form and substance satisfactory to the Representative (i) confirming that they are an independent registered accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

(k)           On the effective date of any post-effective amendment to any Registration Statement and on such Closing Date, the Representative shall have received a letter (the “bring-down letter”) from the Auditors addressed to the Underwriters and dated such Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the bring-down letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Representative concurrently with the execution of this Agreement pursuant to paragraph (h) of this Section 5.

(l)            The Company shall have furnished to the Representative a certificate, dated such Closing Date, of its Chairman of the Board or Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of their respective effective dates and as of such Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of such Closing Date, any Permitted Free Writing Prospectus as of its date and as of such Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of such Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of  the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the General Disclosure Package or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of such Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included in the General Disclosure Package, any material adverse change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company, except as set forth in the Prospectus.

(m)           Since the date of the latest audited financial statements included in the General Disclosure Package, (i) the Company shall not have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, and (ii) there shall not have been any change in the share capital or long-term debt of the Company, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, shareholders’ equity or results of operations of the Company, otherwise than as set forth in the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (l), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated in the General Disclosure Package.

(n)           No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any Israeli, federal, state or foreign governmental or regulatory agency or body which would prevent the issuance or sale of the Units or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any Israeli, federal, state or foreign court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Units or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(o)           Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange, the Exchange, The NYSE MKT, any other national securities exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by the United States, New York State or Israeli authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or Israel, (iii) there shall have occurred any outbreak or escalation of hostilities in which the United States or Israel is involved or declaration by the United States or Israel of a national emergency or war or other calamity or crisis as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package and the Prospectus or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions in the United States or Israel (or the effect of international conditions on the financial markets in the United States and/or Israel shall be such) as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(p)           The Exchange shall have approved the Securities for listing therein, subject only to official notice of issuance and evidence of satisfactory distribution.

(q)           FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(r)            On or after the date hereof (i) no downgrading shall have occurred in the rating accorded any of the Company’s securities by any “nationally recognized statistical organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s securities.

(s)           The Representative shall have received on and as of such Closing Date satisfactory evidence of the valid existence of the Company as a non-breaching company (within the meaning of Section 362A of the Israeli Companies Law) in its jurisdiction of organization and its good standing as a foreign entity in such other jurisdictions as the Representative may reasonably request (to the extent applicable in such jurisdiction), in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.

(t)           The Representative shall have received the written agreements, substantially in the form of Exhibit I hereto, of the officers, directors, shareholders, optionholders and warrantholders of the Company listed in Schedule E to this Agreement.

(u)           The Representative shall have received the Representative’s Warrant.

(v)           On or prior to such Closing Date, the Company shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

6.	INDEMNIFICATION AND CONTRIBUTION.

(a)           The Company shall indemnify and hold harmless each Underwriter, its directors, officers, managers, members, employees, representatives and agents and each person, if any, who controls any Underwriter  within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Written Testing the Waters Communication, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or (B) the omission or alleged omission to state in any Written Testing-the-Waters Communication, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading (and solely with respect to the Prospectus, in the light of the circumstances in which such statements were made, not misleading), and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 18). The indemnity agreement in this Section 6(a) is not exclusive and is in addition to each other liability which the Company might have under this Agreement or otherwise, and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to any Underwriter Indemnified Party.

(b)           Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any "issuer information" filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading (and solely with respect to the Prospectus, in the light of the circumstances in which such statements were made, not misleading), but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of that Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 18, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred.  This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to the Company Indemnified Parties.

(c)           Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6.  If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party).  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 6(a) or the Representative in the case of a claim for indemnification under Section 6(c), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Representative if the indemnified parties under this Section 6 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 6 consist of any Company Indemnified Parties.  Subject to this Section 6(c), the amount payable by an indemnifying party under Section 6 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.  Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)           If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Units, or (ii) if the allocation provided by clause (i) of this Section 6(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 6(d) but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, in each case as set forth in the table on the cover page of  the Prospectus.  The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representative by or on behalf of the Underwriters for use in the Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriter’s Information as defined in Section 18.

(e)           The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to Section 6(d) above were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to Section 6(d) above.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to in Section 6(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding.  Notwithstanding the provisions of this Section 6, no Underwriters shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Units exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute as provided in this Section 6 are several in proportion to their respective underwriting obligations and not joint.

7.             TERMINATION.  The obligations of the Underwriters hereunder may be terminated by the Representative, in its absolute discretion by notice given to the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 5 (m), (n) or (o) have occurred or if the Underwriters shall decline to purchase the Units pursuant to the terms of Section 9 of this Agreement.

8.             REIMBURSEMENT OF UNDERWRITERS’ EXPENSES.  Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 7 or 9, (b) the Company shall fail to tender the Units for delivery to the Underwriters for any reason not permitted under this Agreement,  (c) the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement or (d) the sale of the Units is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then the Company shall reimburse the Underwriters their out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Units, including, without limitation, the fees and expenses of the Underwriters’ counsel and travel and lodging expenses of the Underwriters, up to a total of $100,000 for all such expenses, and, upon demand the Company shall pay the full amount thereof to the Representative, provided, however, that if this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse the Underwriters for any expenses.

9.             SUBSTITUTION OF UNDERWRITERS.  If any Underwriter or Underwriters shall default in its or their obligations to purchase Units hereunder on any Closing Date and the aggregate number of Units which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of Units to be purchased by all Underwriters on such Closing Date, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Units which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date.  If any Underwriter or Underwriters shall so default and the aggregate number of Units with respect to which such default or defaults occur is more than ten percent (10%) of the total number of Units to be purchased by all Underwriters on such Closing Date and arrangements satisfactory to the Representative and the Company for the purchase of such Units by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the Units of a defaulting Underwriter or Underwriters on such Closing Date as provided in this Section 9, (i) the Company shall have the right to postpone such Closing Date for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of Units to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement.  Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of any non-defaulting Underwriter or the Company, except that the representations,  warranties, covenants, indemnities, agreements and other statements set forth in Section 2, the obligations with respect to expenses to be paid or reimbursed pursuant to Sections 4 and 8 and the provisions of Section 6 and Sections 10 through 20, inclusive, shall not terminate and shall remain in full force and effect.

10.           ABSENCE OF FIDUCIARY RELATIONSHIP. The Company acknowledges and agrees that:

(a)
each Underwriter’s responsibility to the Company is solely contractual in nature, the Representative has been retained solely to act as underwriters in connection with the sale of the Units and no fiduciary, advisory or agency relationship between the Company and the Representative has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representative has advised or is advising the Company on other matters;

(b)
the price of the Units set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Representative, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)
it has been advised that the Representative and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representative has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)
it waives, to the fullest extent permitted by law, any claims it may have against the Representative for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representative shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

11.           SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT.  This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, and their respective successors and assigns.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentence, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties, and the indemnities of the several Underwriters shall be for the benefit of the Company Indemnified Parties.  It is understood that each Underwriter’s responsibility to the Company is solely contractual in nature and the Underwriters do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.  No purchaser of any of the Units from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

12.           SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any person controlling any of them and shall survive delivery of and payment for the Units.  Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 7 or Section 9, the indemnities, covenants, agreements, representations, warranties and other statements forth in Sections 2, 4, 6 and 8 and Sections 10 through 22, inclusive, of this Agreement shall not terminate and shall remain in full force and effect at all times.

13.           NOTICES.  All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows:

If to the Underwriters:

Chardan Capital Markets, LLC
17 State Street, Suite 1600
New York, NY 10004
Attention: ___________________
Facsimile: ___________________
Email:_______________________

With a copy to:

Reed Smith LLP
599 Lexington Avenue
New York, NY 10022
Attention: Yvan Claude J. Pierre, Esq.
Facsimile: (212) 521-5450
Email:  ypierre@reedsmith.com

If to the Company:

Check-Cap Ltd.
Abba Hushi Ave.
P.O. Box 1271
Isfiya, 30090, Israel
Attention: Guy Neev
Facsimile: +972-4814-1529
Email: guyn@check-cap.com

With a copy to:

Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
Attention: Mitchell S. Nussbaum, Esq. and Angela M. Dowd, Esq.
Facsimile: (212) 407-4990
Emails: mnussbaum@loeb.com  and adowd@loeb.com

14.           DEFINITION OF CERTAIN TERMS.  For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading.

15.           GOVERNING LAW.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

16.           AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES. The Company hereby irrevocably designates and appoints Puglisi & Associates as the authorized agent of the Company upon whom process may be served in any suit, proceeding or other action against the Company instituted by any Underwriter or by any person controlling an Underwriter as to which such Underwriter or any such controlling person is a party and based upon this Agreement, or in any other action against the Company in any federal or state court sitting in the County of New York, arising out of the offering made by the Prospectus or any purchase or sale of Units in connection therewith. The Company expressly accepts jurisdiction of any such court in respect of any such suit, proceeding or other action and, without limiting other methods of obtaining jurisdiction, expressly submits to nonexclusive personal jurisdiction of any such court in respect of any such suit, proceeding or other action. Such designation and appointment shall be irrevocable, unless and until a successor authorized agent in the County and State of New York reasonably acceptable to the Underwriters shall have been appointed by the Company, such successor shall have accepted such appointment and written notice thereof shall have been given to the Underwriters. The Company further agrees that service of process upon their authorized agent or successor shall be deemed in every respect personal service of process upon the Company in any such suit, proceeding or other action. In the event that service of any process or notice of motion or other application to any such court in connection with any such motion in connection with any such action or proceeding cannot be made in the manner described above, such service may be made in the manner set forth in conformance with the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents on Civil and Commercial Matters or any successor convention or treaty. The Company hereby irrevocably waives any objection that it may have or hereafter have to the laying of venue of any such action or proceeding arising out of or based on the Securities, or this Agreement or otherwise relating to the offering, issuance and sale of the Securities in any federal or state court sitting in the County of New York and hereby further irrevocably waives any claim that any such action or proceeding in any such court has been brought in an inconvenient forum. The Company agrees that any final judgment after exhaustion of all appeals or the expiration of time to appeal in any such action or proceeding arising out of the sale of the Units or this Agreement rendered by any such federal court or state court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing contained in this Agreement shall affect or limit the right of the Underwriters to serve any process or notice of motion or other application in any other manner permitted by law or limit or affect the right of the Underwriters to bring any action or proceeding against the Company or any of its property in the courts of any other jurisdiction. The Company further agrees to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designations and appointments or such substitute designations and appointments in full force and effect. The Company hereby agrees with the Underwriters to the nonexclusive jurisdiction of the courts of the State of New York, or the federal courts sitting in the County of New York in connection with any action or proceeding arising from the sale of the Units or this Agreement brought by the Company or the Underwriters.

17.           JUDGMENT CURRENCY.  The obligation of the Company in respect of any sum due to any Underwriter under this Agreement shall, notwithstanding any judgment in a currency other than U.S. dollars or any other applicable currency (the “Judgment Currency”), not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in the Judgment Currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase U.S. dollars or any other applicable currency with the Judgment Currency; if the U.S. dollars or other applicable currency so purchased are less than the sum originally due to such Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the U.S. dollars or other applicable currency so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company an amount equal to the excess of the U.S. dollars or other applicable currency so purchased over the sum originally due to such Underwriter hereunder.

18.           UNDERWRITERS’ INFORMATION.  The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriters’ Information consists solely of the following information in the Prospectus:  (i) the last paragraph on the front cover page concerning the terms of the offering by the Underwriters; and (ii) the following statements concerning the Underwriters contained in the “Underwriting” section of the Prospectus: (a) the  first sentence  under the heading “Commissions, Discounts and Other Compensation; (b) the first sentence under the heading “Short Sales, Stabilizing Transactions and Penalty Bids — Stabilizing transactions; and (c) the  first sentence  under the heading “Discretionary Sales.”

19.           AUTHORITY OF THE REPRESENTATIVE.  In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representative, will be binding on all the Underwriters.

20.           PARTIAL UNENFORCEABILITY.  The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof.  If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

21.           GENERAL.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another.  The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement.  This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representative.

22.           COUNTERPARTS.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

If the foregoing is in accordance with your understanding of the agreement between the Company and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours, CHECK-CAP LTD. By:____________________________ Name: Guy Neev Title: Chief Executive Officer
Accepted as of
the date first above written:

CHARDAN CAPITAL MARKETS, LLC
Acting on its own behalf
and as Representative of the several
Underwriters referred to in the
foregoing Agreement.

By:______________________________
      Name:
      Title:

SCHEDULE A

Name	Number of Firm Units to be Purchased	Number of Option Units to be Purchased
Chardan Capital Markets, LLC	__________	__________
Maxim Group LLC	__________	__________
Feltl and Company, Inc.	__________	__________
Total	__________	__________

SCHEDULE B

Pricing Information

Number of Firm Units:

Number of Option Units:

Public Offering Price per Unit: $

Underwriting Discount per Unit: $

Proceeds to Company per Unit (before expenses): $

SCHEDULE C

General Use Free Writing Prospectuses

SCHEDULE D

Written Testing-the-Waters Communications

SCHEDULE E

Parties Subject to Lock-Up

List of officers, directors and 1% shareholders subject to Section 3(m)

EXHIBIT I

Form of Warrant

THE REGISTERED HOLDER OF THIS PURCHASE WARRANT BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE WARRANT EXCEPT AS HEREIN PROVIDED AND THE REGISTERED HOLDER OF THIS PURCHASE WARRANT AGREES THAT IT WILL NOT SELL, TRANSFER, ASSIGN, PLEDGE OR HYPOTHECATE THIS PURCHASE WARRANT FOR A PERIOD OF 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT (DEFINED BELOW) TO ANYONE OTHER THAN (I) CHARDAN CAPITAL MARKETS, LLC (THE “REPRESENTATIVE”) OR AN UNDERWRITER OR A SELECTED DEALER IN CONNECTION WITH THE OFFERING, OR (II) A BONA FIDE OFFICER OR PARTNER OF THE REPRESENTATIVE OR OF ANY SUCH UNDERWRITER OR SELECTED DEALER.

THIS PURCHASE WARRANT IS NOT EXERCISABLE PRIOR TO [•], 2016. VOID AFTER 5:00 P.M., EASTERN TIME, [•], 2019.

PURCHASE WARRANT

For the Purchase of [•] Ordinary Shares

of

CHECK-CAP LTD.

1.             Purchase Warrant. THIS CERTIFIES THAT, in consideration of  services rendered  by or on behalf of [•] (“Holder”), as registered owner of this Purchase Warrant, to Check-Cap Ltd., an Israeli company (the “Company”), Holder is entitled, at any time or from time to time from [•], 2016 (the “Commencement Date”), and at or before 5:00 p.m., Eastern time, [•], 2019 (the “Expiration Date,” which date shall not be more than four years from the effective date of the registration statement on Form F-1 (Registration No. 333-201250) of the Company (the “Registration Statement”)), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to [•] ordinary shares of the Company, NIS 0.20 nominal value (the “Shares”), subject to adjustment as provided in Section 6 hereof. If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate the Purchase Warrant. This Purchase Warrant is initially exercisable at $[•] per Share (125% of the price of the Shares sold in the Offering); provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Purchase Warrant, including the exercise price per Share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context.

2.             Exercise.

2.1           Exercise Form. In order to exercise this Purchase Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Warrant and payment of the Exercise Price for the Shares being purchased payable in cash by wire transfer of immediately available funds to an account designated by the Company or by certified check or official bank check. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Purchase Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

2.2           Cashless Exercise.  If at any time after the Commencement Date there is no effective registration statement registering, or no current prospectus available for, the resale of the Shares by the Holder, then in lieu of exercising this Purchase Warrant by payment of cash or check payable to the order of the Company pursuant to Section 2.1 above, Holder may elect to receive the number of Shares equal to the value of this Purchase Warrant (or the portion thereof being exercised), by surrender of this Purchase Warrant to the Company, together with the exercise form attached hereto, in which event the Company shall issue to Holder, Shares in accordance with the following formula:

X	= Y(A-B) A

Where,	X	= The number of Shares to be issued to Holder;
Y	= The number of Shares for which the Purchase Warrant is being exercised;
A	= The fair market value of one Share; and
B	= The Exercise Price.

For purposes of this Section 2.2, the fair market value of a Share is defined as follows:

(i)            if the Company’s Shares are traded on a securities exchange, the value shall be deemed to be the closing price on such exchange prior to the exercise form being submitted in connection with the exercise of the Purchase Warrant; or

(ii)           if the Company’s Shares are actively traded over-the-counter, the value shall be deemed to be the closing bid price prior to the exercise form being submitted in connection with the exercise of the Purchase Warrant; if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company’s Board of Directors.

2.3           Legend. Each certificate for the securities purchased under this Purchase Warrant shall bear a legend as follows unless such securities have been registered under the Securities Act of 1933, as amended (the “Act”):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state law. Neither the securities nor any interest therein may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act and applicable state law which, in the opinion of counsel to the Company, is available.”

3.	Mandatory Exercise.

3.1.          Mandatory Exercise.  The Company may demand that the Holder exercise this Purchase Warrant and the Holder hereby agrees to such exercise, at any time while this Purchase Warrant  is exercisable and prior to its expiration, upon the notice referred to in Section 3.2,  provided that the last sales price of the Shares has been at least 100% above the  Exercise Price (subject to adjustment in accordance with Section 7 hereof), for more than  ninety (90) consecutive trading days.

3.2.          Date Fixed for, and Notice of, Mandatory Exercise. In the event the Company shall elect to demand that the Holder exercise this Purchase Warrant, the Company shall fix a date for such mandatory exercise  (the “Mandatory Exercise  Date”). Notice of Mandatory Exercise shall be mailed by first class mail, postage prepaid, by the Company not less than 30 days prior to the Mandatory Exercise  Date to the Holder at its last address as it shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder received such notice.

3.3.          Exercise After Notice of Mandatory Exercise.  This Purchase Warrant may be exercised, for cash at any time after notice of Mandatory Exercise  shall have been given by the Company pursuant to Section 3.2 hereof and prior to the Mandatory Exercise  Date. The notice of Mandatory Exercise will contain the information necessary to calculate the number of Shares to be received upon exercise of this Purchase Warrant, including the “Fair Market Value” in such case. On and after the Mandatory Exercise Date, the Holder shall have no further rights to exercise this Purchase Warrant.

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4.	Transfer.

4.1           General Restrictions. The registered Holder of this Purchase Warrant agrees by his, her or its acceptance hereof, that such Holder will not: (a) sell, transfer, assign, pledge or hypothecate this Purchase Warrant for a period of 180 days following the effective date of the Registration Statement to anyone other than: (i) the Representative or an underwriter or a selected dealer participating in the Offering, or (ii) a bona fide officer or partner of the Representative or of any such underwriter or selected dealer, in each case in accordance with FINRA Conduct Rule 5110(g)(1), or (b) cause this Purchase Warrant or the securities issuable hereunder to be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of this Purchase Warrant or the securities hereunder, except as provided for in FINRA Rule 5110(g)(2). On and after that date that is 180 days after the effective date of the Registration Statement, transfers to others may be made subject to compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Purchase Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within five (5) business days transfer this Purchase Warrant on the books of the Company and shall execute and deliver a new Purchase Warrant or Purchase Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

4.2           Restrictions Imposed by the Act. The securities evidenced by this Purchase Warrant shall not be transferred unless and until: (i) the Company has received the opinion of counsel for the Holder that the securities may be transferred pursuant to an exemption from registration under the Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement or a post-effective amendment to the Registration Statement relating to the offer and sale of such securities has been filed by the Company and declared effective by the U.S. Securities and Exchange Commission (the “Commission”) and compliance with applicable state securities law has been established.

5.	Registration Rights.

5.1           Demand Registration.

5.1.1       Grant of Right. The Company, upon written demand (a “Demand Notice”) of the Holder(s) of at least 51% of the Purchase Warrants and/or the underlying Shares (“Majority Holders”), agrees to register, on one occasion, all or any portion of the Shares underlying the Purchase Warrants (collectively, the “Registrable Securities”). On such occasion, the Company will file a registration statement with the Commission covering the Registrable Securities within sixty (60) days after receipt of a Demand Notice and use its reasonable best efforts to have the registration statement declared effective promptly thereafter, subject to compliance with review by the Commission. The demand for registration may be made at any time during a period of four (4) years beginning one year after the effective date of the Registration Statement. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by any Holder(s) to all other registered Holders of the Purchase Warrants and/or the Registrable Securities within ten (10) days after the date of the receipt of any such Demand Notice.

5.1.2      Terms. The Company shall bear all fees and expenses attendant to the registration of the Registrable Securities pursuant to Section 5.1.1, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. The Company agrees to use its reasonable best efforts to cause the filing required herein to become effective promptly and to qualify or register the Registrable Securities in such States as are reasonably requested by the Holder(s); provided, however, that in no event shall the Company be required to register the Registrable Securities in a State in which such registration would cause: (i) the Company to be obligated to register or license to do business in such State or submit to general service of process in such State, or (ii) the principal shareholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement filed pursuant to the demand right granted under Section 5.1.1 to remain effective for a period of at least twelve (12) consecutive months after the date of expiration of the Purchase Warrants covered by such registration statement. The Holders shall only use the prospectuses provided by the Company to sell the shares covered by such registration statement, and will immediately cease to use any prospectus furnished by the Company if the Company advises the Holder that such prospectus may no longer be used due to a material misstatement or omission. Notwithstanding the provisions of this Section 5.1.2, the Holder shall be entitled to a demand registration under this Section 5.1.2 on only one (1) occasion and such demand registration right shall terminate on the fifth anniversary of the effective date of the Registration Statement in accordance with FINRA Rule 5110(f)(2)(G)(iv).

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5.2           [Intentionally Omitted].

5.3           General Terms.

5.3.1       Indemnification. The Company shall indemnify the Holder(s) of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Underwriters contained in Section 6 of the Underwriting Agreement between the Underwriters and the Company, dated as of [•], 2015. The Holder(s) of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, in writing, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 6 of the Underwriting Agreement pursuant to which the Underwriters have agreed to indemnify the Company.

5.3.2       Exercise of Purchase Warrants. Nothing contained in this Purchase Warrant shall be construed as requiring the Holder(s) to exercise their Purchase Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.

5.3.3       Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of: (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a “cold comfort” letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent registered public accounting firm which has issued a report on the Company’s financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of FINRA. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times as any such Holder shall reasonably request.

5.3.4     Underwriting Agreement. The Company shall enter into an underwriting agreement with the managing underwriter(s), if any, selected by any Holders whose Registrable Securities are being registered pursuant to this Section 5, which managing underwriter shall be reasonably satisfactory to the Company. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their Shares and their intended methods of distribution.

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5.3.5      Documents to be Delivered by Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling security holders.

5.3.6      Damages. Should the registration or the effectiveness thereof required by Section 5.1 hereof be delayed by the Company or the Company otherwise fails to comply with such provisions, the Holder(s) shall, in addition to any other legal or other relief available to the Holder(s), be entitled to obtain specific performance or other equitable (including injunctive) relief against the threatened breach of such provisions or the continuation of any such breach, without the necessity of proving actual damages and without the necessity of posting bond or other security.

6.	New Purchase Warrants to be Issued.

6.1           Partial Exercise or Transfer. Subject to the restrictions in Section 4 hereof, this Purchase Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Purchase Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax if exercised pursuant to Section 2.1 hereof, the Company shall cause to be delivered to the Holder without charge a new Purchase Warrant of like tenor to this Purchase Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Purchase Warrant has not been exercised or assigned.

6.2          Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Warrant and of reasonably satisfactory indemnification or the posting of a bond, the Company shall execute and deliver a new Purchase Warrant of like tenor and date. Any such new Purchase Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

7.	Adjustments.

7.1           Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Shares underlying the Purchase Warrant shall be subject to adjustment from time to time as hereinafter set forth:

7.1.1        Share Dividends; Split Ups. If, after the date hereof, and subject to the provisions of Section 7.3 below, the number of outstanding Shares is increased by a stock dividend payable in Shares or by a split up of Shares or other similar event, then, on the effective day thereof, the number of Shares purchasable hereunder shall be increased in proportion to such increase in outstanding shares, and the Exercise Price shall be proportionately decreased.

7.1.2       Aggregation of Shares. If, after the date hereof, and subject to the provisions of Section 7.3 below, the number of outstanding Shares is decreased by a consolidation, combination or reclassification of Shares or other similar event, then, on the effective date thereof, the number of Shares purchasable hereunder shall be decreased in proportion to such decrease in outstanding shares, and the Exercise Price shall be proportionately increased.

7.1.3      Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Shares other than a change covered by Section 7.1.1 or Section 7.1.2 hereof or that solely affects the nominal value of such Shares, or in the case of any share reconstruction or amalgamation or consolidation of the Company with or into another corporation (other than a consolidation or share reconstruction or amalgamation in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Shares), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Purchase Warrant shall have the right thereafter (until the expiration of the right of exercise of this Purchase Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, share reconstruction or amalgamation, or consolidation, or upon a dissolution following any such sale or transfer, by a Holder of the number of Shares of the Company obtainable upon exercise of this Purchase Warrant immediately prior to such event; and if any reclassification also results in a change in Shares covered by Section 7.1.1 or Section 7.1.2, then such adjustment shall be made pursuant to Section 7.1.1, Section 7.1.2 and this Section 7.1.3. The provisions of this Section 7.1.3 shall similarly apply to successive reclassifications, reorganizations, share reconstructions or amalgamations, or consolidations, sales or other transfers.

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7.1.4     Changes in Form of Purchase Warrant. This form of Purchase Warrant need not be changed because of any change pursuant to this Section 7.1, and Purchase Warrants issued after such change may state the same Exercise Price and the same number of Shares as are stated in the Purchase Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Purchase Warrants reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Commencement Date or the computation thereof.

7.2           Substitute Purchase Warrant. In case of any consolidation of the Company with, or share reconstruction or amalgamation of the Company with or into, another corporation (other than a consolidation or share reconstruction or amalgamation which does not result in any reclassification or change of the outstanding Shares), the corporation formed by such consolidation or share reconstruction or amalgamation shall execute and deliver to the Holder a supplemental Purchase Warrant providing that the Holder of each Purchase Warrant then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of the Purchase Warrant) to receive, upon exercise of the Purchase Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or share reconstruction or amalgamation, by a holder of the number of Shares of the Company for which the Purchase Warrant might have been exercised immediately prior to such consolidation, share reconstruction or amalgamation, sale or transfer. Such supplemental Purchase Warrant shall provide for adjustments which shall be identical to the adjustments provided for in this Section 7. The above provision of this Section 7 shall similarly apply to successive consolidations or share reconstructions or amalgamations.

7.3           Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Purchase Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down, as the case may be, to the nearest whole number of Shares or other securities, properties or rights.

8.            Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of the Purchase Warrants, such number of Shares or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Warrants and payment of the Exercise Price therefor, in accordance with the terms hereby, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any shareholder. The Company further covenants and agrees that upon exercise of the Purchase Warrants and payment of the exercise price therefor, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any shareholder. As long as the Purchase Warrants shall be outstanding, the Company shall use its commercially reasonable efforts to cause all Shares issuable upon exercise of the Purchase Warrants to be listed (subject to official notice of issuance) on all national securities exchanges (or, if applicable, on the OTC Bulletin Board or any successor trading market) on which the Shares issued to the public in the Offering may then be listed and/or quoted.

9.             Certain Notice Requirements.

9.1           Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a shareholder for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Purchase Warrants and their exercise, any of the events described in Section 9.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books (the “Notice Date”) for the determination of the shareholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be. Notwithstanding the foregoing, the Company shall deliver to each Holder a copy of each notice given to the other shareholders of the Company at the same time and in the same manner that such notice is given to the shareholders.

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9.2           Events Requiring Notice. The Company shall be required to give the notice described in this Section 9 upon one or more of the following events: (i) if the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company, (ii) the Company shall offer to all the holders of its Shares any additional shares of the Company or securities convertible into or exchangeable for shares of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or share reconstruction or amalgamation) or a sale of all or substantially all of its property, assets and business shall be proposed. The Holder shall keep the information provided in such notices confidential unless and until such information is disclosed publicly by the Company.

9.3           Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6 hereof, send notice to the Holders of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s Chief Financial Officer.

9.4           Transmittal of Notices. All notices, requests, consents and other communications under this Purchase Warrant shall be in writing and shall be deemed to have been duly made (1) when hand delivered, (2) when mailed by express mail or private courier service or (3) when the event requiring notice is disclosed in all material respects and filed in a Form 6-K or in an annual report on Form 20-F prior to the Notice Date: (i) if to the registered Holder of the Purchase Warrant, to the following  address or to such other address as the Holder may designate by notice to the Company, or (ii) if to the Company, to following address or to such other address as the Company may designate by notice to the Holder:

If to the Holder:
____________________________
____________________________
____________________________
Attn: ________________________
Fax No.: _____________________
Email: _______________________

With a copy (which shall not constitute notice) to:

Reed Smith LLP
599 Lexington Avenue
New York, New York 10022
Attn: Yvan Claude J. Pierre, Esq.
Fax: (212) 549-0378
Email:  YPierre@reedsmith.com

If to the Company:

Check-Cap Ltd.
Abba Hushi Ave.
P.O. Box 1271
Isfiya, 30090, Israel
Attention: _______________________
Fax No: _____________________
Email: ______________________

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with a copy (which shall not constitute notice) to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Mitchell S. Nussbaum, Esq. and Angela M. Dowd, Esq.
Fax No: (212) 407-4990
Emails: mnussbaum@loeb.com and adowd@loeb.com

10.           Miscellaneous.

10.1         Amendments. The Company and the Representative may from time to time supplement or amend this Purchase Warrant without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and the Representative may deem necessary or desirable and that the Company and the Representative deem shall not adversely affect the interest of the Holders. All other modifications or amendments shall require the written consent of and be signed by the party against whom enforcement of the modification or amendment is sought.

10.2         Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Warrant.

10.3         Entire Agreement. This Purchase Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Purchase Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.4         Binding Effect. This Purchase Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Warrant or any provisions herein contained.

10.5         Governing Law; Submission to Jurisdiction. This Purchase Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Warrant shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this agreement or the transactions contemplated hereby.

10.6         Waiver, etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

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10.7         Execution in Counterparts. This Purchase Warrant may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Such counterparts may be delivered by facsimile transmission or other electronic transmission.

10.8         Exchange Agreement. As a condition of the Holder’s receipt and acceptance of this Purchase Warrant, Holder agrees that, at any time prior to the complete exercise of this Purchase Warrant by Holder, if the Company and the Representative enter into an agreement (“Exchange Agreement”) pursuant to which they agree that all outstanding Purchase Warrants will be exchanged for securities or cash or a combination of both, then Holder shall agree to such exchange and become a party to the Exchange Agreement.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the Company has caused this Purchase Warrant to be signed by its duly authorized officer as of the ____ day of _______, 2015.

CHECK-CAP LTD.

By:
Name:
Title:

Form to be used to exercise Purchase Warrant:

Date: __________, 20___

The undersigned hereby elects irrevocably to exercise the Purchase Warrant for ______ Shares of Check-Cap Ltd., an Israeli company (the “Company”) and hereby makes payment of $____ (at the rate of $____ per Ordinary Share) in payment of the Exercise Price pursuant thereto. Please issue the Ordinary Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Ordinary Shares for which this Purchase Warrant has not been exercised.

or

The undersigned hereby elects irrevocably to convert its right to purchase ___ Ordinary Shares under the Purchase Warrant for ______ Ordinary Shares, as determined in accordance with the following formula:

	X	=	Y(A-B)
A

Where,	X	=	The number of Ordinary Shares to be issued to Holder;
	Y	=	The number of Shares for which the Purchase Warrant is being exercised;
	A	=	The fair market value of one Share which is equal to $_____; and
	B	=	The Exercise Price which is equal to $______ per share

The undersigned agrees and acknowledges that the calculation set forth above is subject to confirmation by the Company and any disagreement with respect to the calculation shall be resolved by the Company in its sole discretion.

Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been converted.

Signature

Signature Guaranteed

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:
(Print in Block Letters)
Address:

NOTICE: The signature to this form must correspond with the name as written upon the face of the Purchase Warrant without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

Form to be used to assign Purchase Warrant:
ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Purchase Warrant):

FOR VALUE RECEIVED, __________________ does hereby sell, assign and transfer unto the right to purchase shares of Check-Cap Ltd., an Israeli company (the “Company”), evidenced by the Purchase Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated: __________, 20__

Signature

Signature Guaranteed

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Warrant without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

EXHIBIT II

Form of Lock-Up Agreement

[DATE], 20__

CHARDAN CAPITAL MARKETS, LLC
As Representative of the several Underwriters
c/o Chardan Capital Markets, LLC
17 State Street, Suite 1600
New York, NY 10004

Re:  Check-Cap Ltd. – Registration Statement on Form F-1 for Ordinary Shares

Ladies and Gentlemen:

As an inducement to the underwriter (the “Underwriter”) to execute an underwriting agreement (the “Underwriting Agreement”) providing for a public offering (the “Offering”) of ordinary shares, NIS 0.20 nominal value (the “Ordinary Shares”) of Check-Cap Ltd., an Israeli company (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of Chardan Capital Markets, LLC (the “Representative”) during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares, or any securities convertible into, exercisable or exchangeable for or that represent the right to Ordinary Shares (including, without limitation, Ordinary Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant or upon conversion of  convertible security) whether now owned or hereafter acquired (the “Undersigned’s Shares”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise.  The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Undersigned’s Shares would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Shares.

In addition, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares other than as contemplated in the registration statement relating to the Offering.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date 180 days after the date of the final prospectus used to sell Ordinary Shares in the Offering pursuant to the Underwriting Agreement.

Notwithstanding the foregoing, (1) the undersigned may transfer the Undersigned’s Shares (i) to an immediate family member or as a bona fide gift or gifts or by will or intestacy and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or (2) if the undersigned is a corporation, company, business trust, association, limited liability company, partnership, limited liability partnership, limited liability limited partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), the undersigned may transfer  the Undersigned’s Shares to  any shareholders, members or other equity holders of the undersigned or to the undersigned’s affiliates or to any investment fund or any person or Entity which controls, is directly or indirectly controlled by, or is under common control with the undersigned and, if the undersigned is a partnership or limited liability company, it may transfer the Undersigned’s Shares to its partners, former partners or an affiliated partnership (or members, former members or an affiliated limited liability company) managed by the same manager or managing partner (or managing member, as the case may be) or management company, or managed by an entity controlling, controlled by, or under common control with, such manager or managing partner (or managing member) or management company in accordance with partnership (or membership) interests or if the undersigned is a trust, to a trustee or beneficiary of the trust; provided, in each case of transfer pursuant to clause (1) or (2), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of any options or warrants disclosed in the Prospectus (as defined in the Underwriting Agreement) or any stock options granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Shares issued upon such exercise but shall not apply to sales of the Undersigned’s Shares issued upon such exercise made to satisfy tax liabilities arising from such exercise of any options or warrants that expire during the Lock-Up Period, (ii) any transfers made by the undersigned to the Company to satisfy tax withholding obligations pursuant to the Company’s equity incentive plans, (iii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Shares shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period, (iv) Ordinary Shares acquired by the undersigned in the open market provided that no filing by any party under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with the sale or disposition of such Ordinary Shares, or (v) any transfer of the Undersigned’s Shares that occurs by operation of law or by order of a court of competent jurisdiction; provided that the undersigned shall use its reasonable best efforts to cause the transferee to sign and deliver a lock-up agreement substantially in the form of this Lock-Up Agreement prior to such transfer.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Ordinary Shares or securities convertible into or exchangeable for any Ordinary Shares if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company or the Representative informs the other that it does not intend to proceed with the Offering, (ii) the Registration Statement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, or (iii) the Offering is not completed by April 30, 2015.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation among the parties thereto.

[Signature Page Follows]

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The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing

(and indicate capacity of person signing if
signing as custodian, trustee, or on behalf of an entity)

EXHIBIT III

Check-Cap Ltd.

[Date]

Check-Cap Ltd. (the “Company” announced today that Chardan Capital Markets, LLC, the lead book-running manager in the Company’s recent public sale of [   ] ordinary shares, is [waiving][releasing] a lock-up restriction with respect to [   ] ordinary shares of the Company held by [certain officers  directors or shareholders][an officer, director or shareholder] of the Company.  The [waiver][release] will take effect on        , 20   , and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or exemption from registration under the United States Securities Act of 1933, as amended.